                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2002
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                             THE QUIGLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                       01-21617                  23-2577138
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(State or other jurisdiction            (Commission                (IRS Employer
   of incorporation)                     File Number)            Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---

         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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     At its Regular  Meeting of the Board of Directors  held on October 9, 2002, the  Corporation  accepted the  resignations  of Charles A. Genuardi and Eric H.
Kaytes as Directors of the  Corporation,  and the  resignation  of Mr. Kaytes as
Chief  Information  Officer of the  Corporation.  Each of Messrs.  Genuardi  and
Kaytes  advised the  Corporation  that their  respective  resignations  were for personal  reasons.  The  Corporation  will  not fill the  Board  vacancy  or the position of Chief Information  Officer created by Mr. Kaytes'  resignation,  but will immediately  search for qualified  candidates to replace Mr. Genuardi as an
Outside Director of the Corporation.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2002                  THE QUIGLEY CORPORATION

                                         By: /s/ George J. Longo
                                            ------------------------------------
                                              Name: George J. Longo
                                              Title: Vice President and
                                                     Chief Financial Officer